                                                                Exhibit 10(i)(d)

CAUTION: THIS FORM IS ONLY FOR USE BY RESIDENTS OF AZ, FL, NC AND TX. RESIDENTS OF AK, DC, HI, ID, MT, NE, NM, ND, RI, SD, UT, VT, WA, AND WY ARE NOT PERMITTED TO PURCHASE SHARES IN THIS OFFERING. RESIDENTS OF ALL OTHER STATES MUST USE A DIFFERENT FORM.

                                 INSTRUCTIONS TO
                  BROKER/DEALER INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.

         Persons interested in purchasing shares of Common Stock, $.01 par value per share, ("Shares") of FanZ Enterprises, Inc. (the "Company") must :

         1. FULLY complete and sign the attached Subscription Agreement (the "Agreement");

                      PLEASE COMPETE THE ENTIRE FORM. INCOMPLETE FORMS WILL BE RETURNED TO YOU.

         2. Include a check made payable to "FIRSTAR BANK, N.A., ESCROW ACCOUNT FOR FANZ ENTERPRISES, INC." (Please note the minimum amount of $250.00.)

         3. Send the completed and signed AGREEMENT AND CHECK to:

                                            FanZ Enterprises, Inc.
                                            5419 Cayman Drive
                                            Carmel, IN  46033

         Once the Company receives your executed Agreement and check, the check will be sent to the escrow agent for processing and the Agreement will be sent to our broker/dealer _____________________ at _______________. The broker/dealer will contact you to verify the accuracy of your responses and to answer any question that you may have regarding the Offering. If and when accepted, the Agreement shall constitute a subscription for Shares of the Company. THE MINIMUM INVESTMENT IS $250.00 (25 SHARES).

         The Company and the broker/dealer reserve the right to reject in its entirety any subscription that is tendered or to allocate to any prospective purchaser a smaller number of Shares than the prospective purchaser has subscribed to purchase. In such event, the broker/dealer will return to you the Agreement and the Company will return your payment (or a pro rata portion of your payment, if subscription is rejected only in part), with interest if your check or funds are deposited in the escrow account.

         A copy of the accepted Agreement will be returned to you as your receipt, and a stock certificate will be issued to you shortly thereafter.


                         PLEASE COMPLETE AND RETURN THE
                          ATTACHED PAGE WITH YOUR CHECK


NOTE: Before completing the attached subscription agreement, you should carefully and completely read the Company's Prospectus. In making your investment decision, you should rely only on the information in the Company's Prospectus and not on any other information.



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                  BROKER/DEALER INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.

         I/we hereby irrevocably tender this Agreement for the purchase of _________ Shares (25 SHARES MINIMUM) at $10.00 per Share. With this Agreement, I/we tender payment in the amount of $_______ ($10.00 per Share; $250.00 MINIMUM INVESTMENT) for the Shares subscribed.

         In connection with this investment in the Company, I/we represent and warrant as follows:

a.       Prior to tendering payment for the Shares, I/we received the Company's Prospectus dated
         ___________________ 2001.

b.       I am/we are bona fide resident(s) of                                   ,                                   .
                                              ----------------------------------  ---------------------------------
                                                          (State)                              (Country)

c.       RESIDENTS OF AR, NC AND TX: I/we HAVE / DO NOT HAVE (please circle one) either (i) an annual gross income of $65,000 or more and a minimum net worth of $65,000 (excluding the value of automobiles, homes and home furnishings) OR (ii) a minimum net worth of $150,000 (excluding the value of automobiles, homes and home furnishings).1

Form/Type of Ownership for Shares Being Purchased ( MUST check one):

___ Individual                  ___ Minor with adult custodian       ___ Tenants-in-Common
___ Existing Partnership        under the Uniform Gift               ___ Joint Tenants
___ Corporation                 To Minors Act                        ___ Trust

For the person(s) who will be registered shareholder(s) (MUST FULLY COMPLETE):


Name of shareholder as you would like it to appear on stock certificate:
                                                                         ------------------------------------------

Name(s):                                                               Telephone:
         -------------------------------------------------------                 ----------------------------------

Street Address:
               -------------------------------------------------       Social Security or
                                                                       Taxpayer ID No.:
                                                                                        ------------------

City:                            State:        Zip:                    Date of Birth:
     -----------------------             ----       ------------                      -----------------------------

Signature:                                                             Date:
            ----------------------------------------------------             --------------------------------------



ACCEPTED BY:  FANZ ENTERPRISES, INC.

By:                                                  Title:                              Date:
    ----------------------------------------                ----------------------------       --------------

Method of Payment: ________________________         Item No. ____________________

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(1) The state securities agencies of Arizona, Florida, North Carolina and Texas require that residents may only purchase Shares through a broker/dealer licensed with the state. Additionally, Arizona, North Carolina and Texas have restricted the sale of these securities to only residents of these states who meet the sophistication requirements of the North American Securities Administrators Association. Residents of Arizona, North Carolina and Texas who do not meet the income / net worth requirements in section (c) above may NOT purchase Shares at this time.